Stephens Inc.
Investment Conference
Stephens Inc.
Investment Conference
June 4, 2008
NYSE: DAR

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements

Over a century old,
Darling International Inc.
is America’s leading provider
of rendering, recycling and
recovery solutions to the
nation’s food industry.
Our commitment to environmental
responsibility is at the core of our
values.
Company Information

US Rendering Breakdown

Non-Captive
40%
Integrated or
Captive
60%

US Independents Rendering Breakdown

Darling
25%
Non-Captive
75%

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Source: NRA/Harvard Risk Assessment
Industry Overview
• Animal and food by-product recycling industry is “mission critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a sustainable society.
• Over 50 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores.

Cattle Slaughter Numbers (Weekly) (Thousands)
	2008	2007	2006	2005
Annual Avg. Wkly		647.6	637.2	612.3
4th Qtr Avg. Wkly		645.4	628.0	603.3
3rd Qtr Avg. Wkly		658.3	656.0	630.6
2nd Qtr Avg. Wkly		668.9	672.1	632.4
1st Qtr Avg. Wkly	626.3	617.7	592.8	582.9
Macro Factors Impacting Performance
• Raw material supply
 - Beef, Pork, Poultry
• Finished Product Prices
• Energy Costs

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

RAW MATERIAL
Tallow
Meat & Bone
Grease
Hides
Leather
Shoes
Garments
Upholstery
Bio-
Fuels
Animal
Feed
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Bio-
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerine
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Component
By-Products
Component
By-Products
Applications
Industry Overview

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Our Green Impact
Our Recycling Process
• Darling offers a sanitary and eco-friendly
 way to dispose of the massive amount of
 meat and food by-products produced
 every year.
• Our facilities utilize world-class processing
 equipment, treatment processes and
 control equipment to minimize the air and
 water discharge impact from our facilities.

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Our Green Impact
Our Carbon Footprint
• For approximately each metric ton of
 CO2 produced by one of our recycling
 operations seven tons of CO2 are
 removed from the environment.
• Recycled fat and protein significantly
 reduce the amount of green house
 gases, such as CO2 , versus the
 alternative buried, burned or land filled
 disposal methods.

Tacoma
Portland
Boise
Twin Falls
San Francisco
Turlock
Fresno
Las Vegas
Los Angeles
Santa Ana
San Diego
Denver(2)
Garden City
Grand Island
Blue Earth
Sioux City
Des Moines
Wahoo
Omaha
(4)
Kansas City
Wichita
Tulsa
Dallas
San Antonio
Houston(2)
Berlin
Lynn Center
Waterloo
Clinton
Mason City
St. Louis
Little Rock
Coldwater
Detroit
Chicago
Indianapolis
Cleveland
Zanesville
Cincinnati
Pittsburgh
Buffalo
Newark
Philadelphia
Alma
Jacksonville
Tampa
Ft. Lauderdale

Darling Facilities

- Core Rendering Activity
- Grease Processing/Collection
- Trap Services
- Pet Food Processing
- Blending

DARLING INTERNATIONAL INC.

Creating value by leveraging our core competencies in collection, processing and marketing
Industry Leader
• Largest and only publicly traded US provider of rendering, recycling and recovery solutions
• Only rendering company with a national footprint operating in 42 states
 - Network of 39 processing facilities from coast to coast
 - Supported by 38 reload/transfer stations

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Rendering
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.
Business Segments

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx 115,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
“Formula” basis: Applied to approx 55% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Purchase &
Collection
Risk
Management
& Pricing
Marketing,
Sales &
Distribution
Rendering Overview

CLEANSTAR®

TORVAC
Division of Darling International Inc.

CAR[SM]
COOKING OIL REMOVAL

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

•  Premium service offered in conjunction with COR
 - Self-contained used cooking oil storage system
    inside or outside customer’s premises
•  Grease trap maintenance and cleaning service
 - Operates in 20 markets
 - Customers represent FSEs, malls and
    industrial food processors
• Basic cooking oil removal (COR) service
 - Collection of used cooking oil from
    inside systems or outside corrals
Restaurant Services Overview

CLEANSTAR®

Locked Valve
Darling Collection Vehicle
CleanStar
Fryers
CLEANSTAR

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

• Environmentally safe and efficient - Used cooking oil
 is pumped directly into sealed, insulated CleanStar
 storage tank with press of a button
• Customer choice - Option of inside or outside storage
 systems to fit customer needs
CleanStar

TORVAC
Division of Darling International Inc.

3388
DARLING

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

• Ongoing maintenance - Provides manpower,
 equipment and expertise to find and fix grease
 trap problems
• Compliance - Removed material is tracked
 and handled in a legal and environmentally
 sound manner
Torvac (Trap)

COR℠ COOKING OIL REMOVAL

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

• Bundled services - Complete, individualized used
 cooking oil collection and recycling services
 nationwide through local providers
• Environmental compliance - Efficient, reliable
 pickup and disposal of non-recyclable waste
Cooking Oil Removal

WAFFLE HOUSE

CARIBOU COFFEE

Albertsons

SUPERVALU

Così SIMPLY GOOD TASTE

i'm lovin' it

COSTCO WHOLESALE

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

• Manages grease and rendering related service needs.
• Ensures compliance for trap regulations and
 ordinances.
• 24 hr/day, 7 day/week high-quality customer service.
• Web-based records management system.
National Service Center
Darling’s National Service Center (NSC) offers
complete service management for all cooking oil
removal, grease trap and rendering services.

World Diesel Market 345 BGY

Other
18%
US
18%
Europe
28%
Asia &
Oceania
29%
South
America
7%

EIA World Energy Consumption – 2004 distillate fuel.

Biodiesel
Billion gallons
RFS, "not less than" 1.0 billion gallons, 2013-2022
RFS, 2007 Energy Act (through 2012)
1.000
0.750
0.500
0.250
0.000
2008
2010
2012
2014
2016
2018
2020
2022
Calendar year

Source: National Biodiesel Board.

Renewable Fuels
Fuels produced from bio-mass or non-petroleum sources
• Technology is rapidly evolving
 – Bio Diesel (methyl ester) vs. Green Diesel (hyrdo-treating)
• Animal fats and greases have been slow to be incorporated
• Supply push or Demand pull
• RFS now encourages “Big Oil” to participate

Total US Supply of Fats & Greases

Darling
13%
All Producers
87%

Source: NRA
Competitive Advantages
Darling is uniquely positioned to capitalize on emerging bio-fuel opportunities.
• Concentrated regions which source large, stable supplies of raw materials
• A top producer of fats and greases
• Historically, animal fats and greases have traded at a discount to vegetable oils...lowest cost feedstock in the world
• Elasticity of animal fats and greases decouple it from the food vs. fuel debate
• Animal fats and grease will ultimately trade BTU equivalent over time

Daily Prices 12/06 – 5/9/08

Soybean Oil
Inedible Beef Tallow
WTI Crude Oil
Poultry Fat
Yellow Grease
Brown Grease
cents/lb
75.00
70.00
65.00
60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
12/1
12/31
1/30
3/1
3/31
4/30
5/30
6/29
7/29
8/28
9/27
10/27
11/26
12/26
1/25
2/24
3/25
4/24

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Source: The Jacobsen
Feedstock Prices

FINANCIAL HIGHLIGHTS

$900
$800
$700
$600
$500
$400
$300
$200
$100
415
442
525
519
497
480
645
709
2001
2002
2003
2004
2005
2006
2007
LTM
Darling & National By-Products Combined (Proforma)
Darling International Inc. (Post - Acquisition)

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

(in millions)
Total Revenues

$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
68.3
74
57.5
49.9
103.9
122
2003
2004
2005
2006
2007
LTM
Darling & National By-Products Combined (Proforma)
Darling International Inc. (Post - Acquisition)

DARLING INTERNATIONAL INC.

(in millions)
Operating Cash Flows

Darling 2008 Outlook
Strong Fundamental Core Business Segments
• Demand for protein meal and oil remain strong
• Market fundamentals remain solid
• Expanding Restaurant Services reach
Renewable Fuels
• In process of developing comprehensive bio-fuels plan
• Well positioned to participate in growing demand for
 alternative fuels
• Significant ownership of lowest cost feedstock in the world
• Potentially a game-changer

INVESTOR PRESENTATION
INVESTOR PRESENTATION
NYSE: DAR
For more information, visit www.darlingii.com